Exhibit 99.17

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-E

KEY PERFORMANCE FACTORS
September 30, 1997



        Expected B Maturity                                        06/16/03


        Blended Coupon                                              5.8657%



        Excess Protection Level
          3 Month Average   4.63%
          September, 1997   4.79%
          August, 1997   4.56%
          July, 1997   4.53%


        Cash Yield                                  17.46%


        Investor Charge Offs                         4.80%


        Base Rate                                    7.87%


        Over 35 Day Delinquency                      4.84%


        Seller's Interest                           12.31%


        Total Payment Rate                          12.46%


        Total Principal Balance                     $30,549,822,447.26


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $3,759,687,928.77